EXHIBIT 10.1

Execution Version
AMENDMENT NO. 2
AMENDMENT NO. 2, dated as of April 25, 2024 (this “Amendment”), by and among QuidelOrtho Corporation, a Delaware corporation (the “Borrower”), the Lenders party hereto, and Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of May 27, 2022 (as amended by Increase Joinder No. 1, dated as of August 4, 2022, as amended by Amendment No. 1 dated as of September 8, 2023, as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), among the Borrower, the several lenders from time to time parties thereto, the L/C Issuers from time to time parties thereto and Bank of America, N.A., as the Administrative Agent and Swing Line Lender (capitalized terms used but not defined herein having the meaning provided in the Existing Credit Agreement);

WHEREAS, pursuant to Section 10.01 of the Existing Credit Agreement, the Borrower has requested that the Existing Credit Agreement be amended as set forth herein; and
WHEREAS, subject to the terms and conditions set forth in this Amendment, the Lenders who execute and deliver this Amendment, which collectively constitute the Required Lenders, agree, pursuant to and in accordance with Section 10.01 of the Existing Credit Agreement, to the amendments to the Existing Credit Agreement as set forth in Article I of this Amendment.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I. AMENDMENTS

1.Each of the parties hereto agrees that, effective as of the Amendment No. 2 Effective Date (as defined below):

(a)    Section 7.02 of the Existing Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (q), (ii) replace the “.” at the end of clause (r) with “; and” and (iii) insert the following as a new clause (s):

(s)     Guarantees by Borrower of obligations of Restricted Subsidiaries that are not Loan Parties incurred in the ordinary course of such Restricted Subsidiaries’ respective businesses, other than obligations for borrowed money or in respect of Capitalized Leases.
(b) Section 7.03 of the Existing Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (p), (ii) replace the “.” at the end of clause (q) with “; and” and (iii) insert the following as a new clause (r):

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(r)    Investments in the ordinary course consisting of deposits of a Loan Party in one or more accounts of a Restricted Subsidiary that is not a Loan Party in connection with Cash Management Services which accounts are not subject to a lien in favor of any Person and for which such Loan Party is the record beneficial owner of the notional balance of such deposit.

(c)     Section 7.09 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Restricted Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (ii) of any Restricted Subsidiary to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Restricted Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that clause (i) and clause (iii) shall not prohibit (x) any restriction on transfer or negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.02(e) (solely to the extent any such restriction on transfer or negative pledge relates to the property financed by or the subject of such Indebtedness) or (y) any requirement to maintain a specified net worth or to satisfy specified financial covenants; or (b) requires the grant of a Lien (other than Liens permitted under Section 7.01) to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person; provided, however, that this Section 7.09 shall not prohibit any such limitations or requirements that are binding on a Person at the time such Person first became a Restricted Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any Restricted Subsidiary, so long as all such limitations and requirements were not entered into in contemplation of such Person becoming a Restricted Subsidiary of the Borrower or merging into or consolidating with the Borrower or any Restricted Subsidiary, together with any replacement agreement thereof so long as the terms thereof are not materially less favorable to the Borrower or such Restricted Subsidiary. Notwithstanding the forgoing, the Borrower and its Restricted Subsidiaries may enter into a Contractual Obligation (t) including any encumbrance or restriction effected in connection with a Qualified Receivables Financing that, in the good faith determination of the Borrower, are necessary or advisable to effect such Qualified Receivables Financing, (u) that has restrictions described in clause (a) above by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business, in each case, relating solely to the assets subject to such lease or license or assets relating solely to the assets of such joint venture, (v) that has restrictions described in clause (a)(i) above to the extent such restriction only restricts assignments of such contracts entered into in the ordinary course of business, (w) that has restrictions described in clause (a) above by virtue of customary provisions in asset sale and stock sale agreements and other similar agreements entered into in the ordinary course of business permitted under the terms of this Agreement to the extent such restriction only restricts the transfer of ownership interests in the assets or stock that is to be sold pursuant thereto, pending the sale of such assets, (x) that has restrictions described in clause (a) above by virtue of restrictions on cash or deposits or net worth imposed by customers, suppliers or landlords or required by insurance, surety or bonding

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companies under contracts entered into, in each case, in the ordinary course of business, (y) that has restrictions described in clause (a)(iii) above by virtue of restrictions on cash or deposits or net worth imposed in connection with Cash Management Agreements or otherwise imposed by financial institutions, in either case, in the ordinary course of business, and (z) that has restrictions described in clause (a) above imposed by any Governmental Authority or arising by reason of applicable Law, rule, regulation or order or the terms of any license, authorization, concession or permit.

(d)    Section 7.11(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the last day of each fiscal quarter of the Borrower to be greater than the ratio set forth in the below grid for the applicable Measurement Period:

Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
On or prior to June 30, 2023	4.50 to 1.00
After June 30, 2023 and on or prior to June 30, 2024	4.00 to 1.00
After June 30, 2024 and on or prior to December 31, 2024	4.25 to 1.00
After December 31, 2024 and on or prior to June 30, 2025	4.00 to 1.00
Each fiscal quarter after June 30, 2025	3.75 to 1.00
; provided that the Borrower shall be permitted to increase the maximum permitted Consolidated Leverage Ratio under this Section 7.11(a) to 4.50 to 1.00 in connection with any Permitted Acquisition (or series of Permitted Acquisitions occurring within any consecutive twelve month period after the Closing Date) having aggregate Total Consideration equal to or in excess of $250,000,000 and by not less than five (5) Business Days’ written notice to the Administrative Agent prior to delivery of financial statements pursuant to Sections 6.01(a) or (b), as applicable, for the fiscal quarter ended immediately after the consummation of such acquisition, which such increase shall be applicable for the fiscal quarter during which such Permitted Acquisition or series of Permitted Acquisitions is consummated and the three (3) consecutive fiscal quarters ending thereafter; provided that there shall be at least one full fiscal quarter following the cessation of each such increase during which no such increase to the Consolidated Leverage Ratio shall then be in effect.

ARTICLE II. OTHER TERMS OF THIS AMENDMENT
1.Representations and Warranties. The Borrower hereby represents and warrants that this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except that the enforceability hereof may be limited by bankruptcy,

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insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity. The execution, delivery and performance by the Borrower of this Amendment (a) are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action, and (b) do not and will not (i) contravene the terms of the Borrower’s Organization Documents; (ii) conflict with in any material respect or result in any material breach or contravention of, or the creation of any material Lien under, or require any payment to be made under (x) any Contractual Obligation to which the Borrower is a party or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (iii) violate any Law applicable to any Loan Party except to the extent that such violation could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
2.Borrower’s Certifications. By its execution of this Amendment, the undersigned officer of the Borrower, to the best of his or her knowledge, hereby certifies, solely in his or her capacity as an officer of the Borrower, and not in his or her individual capacity, that:

(a)the representations and warranties of the Borrower contained in this Amendment shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date (but if such representation or warranty is qualified by “material” or “Material Adverse Effect”, such representation or warranty shall be true and correct in all respects);
(b)after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Amendment No. 2 Effective Date; and
(c)the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively (but if such representation or warranty is qualified by “material” or “Material Adverse Effect”, such representation or warranty shall be true and correct in all respects).
3.     Amendment No. 2 Effective Date Conditions. This Amendment will become effective on the date (the “Amendment No. 2 Effective Date”) on which each of the following conditions is satisfied:

(a)The Administrative Agent shall have received from the Borrower and the Lenders comprising the Required Lenders a counterpart of this Amendment signed on behalf of such party.
(b)Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least one Business Day (or such shorter time as the Borrower may agree) prior to or on the

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Amendment No. 2 Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
(c)Prior to or substantially concurrently with the Amendment No. 2 Effective Date, the Borrower shall have paid to the Administrative Agent, for the benefit of each Lender that has delivered a counterpart of this Amendment to the Administrative Agent, a consent fee equal to 0.075% multiplied by the sum of (i) the aggregate principal amount of the Revolving Credit Commitment and (ii) the aggregate principal amount of Term Loan, in each case, of such Lender immediately prior to the Amendment No. 2 Effective Date.
4.     Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

5.     Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

6.     GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY,
DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR
OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS
AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAW OF THE STATE OF NEW YORK.

7.     Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

8.     Counterparts. This Amendment may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the
Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding

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anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by it pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, it shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart.

9.     Loan Documents. On and after the Amendment No. 2 Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan
Documents.

10.    Reaffirmation. The Borrower, on behalf of itself and each other Loan Party, hereby expressly acknowledges the terms of this Amendment and confirms and reaffirms, as of the date hereof, (i)
the prior obligations, covenants, guarantees, pledges, grants of Liens and security interests and agreements or other commitments contained in each Loan Document to which a Loan Party is a party, including, in each case, such obligations, covenants, guarantees, pledges, grants of Liens and security interests and agreements or other commitments as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) each Loan Party’s guarantee of the Obligations under each Guarantee, as applicable, (iii) each Loan Party’s prior grant of Liens and security interests on the Collateral to secure the Obligations pursuant to the
Security Agreement and (iv) agrees that after giving effect to this Amendment and the transactions contemplated hereby (A) each Loan Document to which a Loan Party is a party is ratified and affirmed in all respects and shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens and security interests, covenants, agreements and other commitments by any Loan Party under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Amendment.

11.     Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that this Amendment and the amendment of the Existing Credit Agreement pursuant to this Amendment and all other Loan
Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the date hereof. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

12.     Costs and Expenses. The Borrower agrees to pay, in accordance with Section 10.04 of the Credit
Agreement, all reasonable out-of-pocket expenses incurred by the Administrative Agent and its

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Affiliates in connection with the preparation, execution, delivery and administration of this
Amendment, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect hereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and under the
Credit Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.
QUIDELORTHO CORPORATION,
as the Borrower
By:    /s/ Joseph M. Busky
    Name: Joseph M. Busky
    Title: Chief Financial Officer

[Signature Page to Amendment No. 2]

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BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Joseph L. Corah
    Name: Joseph L. Corah
    Title: Managing Director

[Signature Page to Amendment No. 2]

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PNC BANK, NATIONAL ASSOCIATION
as a Lender
By:    /s/ Courtney Wojcik
    Name: Courtney Wojcik
    Title: Vice President

[Signature Page to Amendment No. 2]

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Darin Mullis
    Name: Darin Mullis
    Title: Managing Director

[Signature Page to Amendment No. 2]

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TRUIST BANK,
as a Lender
By:    /s/ Anton Brykalin
    Name: Anton Brykalin
    Title: Director

[Signature Page to Amendment No. 2]

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CITIBANK, N.A.,
as a Lender
By:    /s/ Eugene Yermash
    Name: Eugene Yermash
    Title: Vice President

[Signature Page to Amendment No. 2]

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DNB CAPITAL LLC,
as a Lender
By:    /s/ Kristie Li
    Name: Kristie Li
    Title: Senior Vice President

By:    /s/ Bret Douglas
    Name: Bret Douglas
    Title: Senior Vice President

[Signature Page to Amendment No. 2]

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THE BANK OF NOVA SCOTIA,
as a Lender
By:    /s/ Robb Gass
    Name: Robb Gass
    Title: Managing Director

[Signature Page to Amendment No. 2]

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Tom Priedeman
    Name: Tom Priedeman
    Title: Senior Vice President

[Signature Page to Amendment No. 2]

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CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Peter Itz
    Name: Peter Itz
    Title: Duly Authorized Signatory

[Signature Page to Amendment No. 2]

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MIZUHO BANK, LTD.,
as a Lender
By:    /s/ John Davies
    Name: John Davies
    Title: Executive Director

[Signature Page to Amendment No. 2]

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender
By:    /s/ Victoria Roberts
    Name: Victoria Roberts
    Title: Authorized Signatory

[Signature Page to Amendment No. 2]

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MUFG BANK, LTD.,
as a Lender
By:    /s/ Dominic Yung
    Name: Dominic Yung
    Title: Director

[Signature Page to Amendment No. 2]

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HSBC BANK USA, NA,
as a Lender
By:    /s/ Kevin Chinn
    Name: Kevin Chinn
    Title: Senior Vice President

[Signature Page to Amendment No. 2]

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ROYAL BANK OF CANADA,
as a Lender
By:    /s/ Emily Grams
    Name: Emily Grams
    Title: Authorized Signatory

[Signature Page to Amendment No. 2]

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UMPQUA BANK,
as a Lender
By:    /s/ Kevin Foley
    Name: Kevin Foley
    Title: Senior Vice President

[Signature Page to Amendment No. 2]

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BMO BANK, N.A.,
as a Lender
By:    /s/ Douglas Lambell
    Name: Douglas Lambell
    Title: Managing Director

[Signature Page to Amendment No. 2]

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FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Shailesh Patel
    Name: Shailesh Patel
    Title: Managing Director

[Signature Page to Amendment No. 2]

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THE HUNTINGTON NATIONAL BANK, N.A.,
as a Lender
By:    /s/ Robert Bell
    Name: Robert Bell
    Title: Vice-President

[Signature Page to Amendment No. 2]

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JPMORGAN CHASE BANK, N.A,
as a Lender

By:    /s/ Marcelo Nicolás Osovi Conti
    Name: Marcelo Nicolás Osovi Conti
    Title: Vice President

[Signature Page to Amendment No. 2]

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BARCLAYS BANK PLC,
as a Lender
By:    /s/ Warren Veech III
    Name: Warren Veech III
    Title: Vice President

[Signature Page to Amendment No. 2]

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ING CAPITAL LLC,
as a Lender
By:    /s/ Stephen Farrelly
    Name: Stephen Farrelly
    Title: Managing Director

By:    /s/ Shirin Fozouni
    Name: Shirin Fozouni
    Title: Managing Director

[Signature Page to Amendment No. 2]

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SANTANDER BANK, N.A.,
as a Lender
By:    /s/ Peter Martin
    Name: Peter Martin
    Title: SVP

[Signature Page to Amendment No. 2]

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SOCIETE GENERALE,
as a Lender
By:    /s/ Shelly Yu
    Name: Shelly Yu
    Title: Director

[Signature Page to Amendment No. 2]

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THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,
as a Lender
By:    /s/ Allise Dowling
    Name: All
    Title: Vice President

If a second signature is necessary:

By:    /s/ Kevin Hughes
    Name: Kevin Hughes
    Title: Director

[Signature Page to Amendment No. 2]

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GOLDMAN SACHS BANK USA,
as a Lender
By:    /s/ Priyankush Goswami
    Name: Priyankush Goswami
    Title: Authorized Signatory

[Signature Page to Amendment No. 2]

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MORGAN STANLEY BANK, N.A.,
as a Lender

By:    /s/ Jake Dowden
    Name: Jake Dowden
    Title: Authorized Signatory

[Signature Page to Amendment No. 2]

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MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH,
as a Lender
By:    /s/ Tsung-Yao Tsai
    Name: Tsung-Yao Tsai
    Title: AVP

[Signature Page to Amendment No. 2]

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Acknowledged by:
BANK OF AMERICA, N.A.,
as the Administrative Agent
By:    /s/ Kevin L. Ahart
    Name: Kevin L. Ahart
    Title: Vice President

[Signature Page to Amendment No.

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